SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 24, 2004


                              PROGINET CORPORATION
                                   ----------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


          DELAWARE                      000-30151                 11-3264929
          --------                      ---------                 ----------
(STATE OR OTHER JURISDICTION     (COMMISSION FILE NUMBER)        (IRS EMPLOYER
         OF INCORPORATION)                                   IDENTIFICATION NO.)


         200 GARDEN CITY PLAZA, GARDEN CITY, NEW YORK                  11530
         --------------------------------------------                  -----
           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                  (ZIP CODE)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (516) 535-3600


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Exhibits
                  99.1 Press Release dated February 24, 2004

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 24, 2004, Proginet Corporation issued a press release announcing its financial results for the quarter ended January 31, 2004, a copy of which is attached hereto as Exhibit 99.1 and incorporated in this Item 12 by reference.

                                   SIGNATURES


  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       PROGINET CORPORATION
                                       (Registrant)

  Date:   FEBRUARY 24, 2004            By:     /s/  Kevin M. Kelly
                                               ---------------------------------
                                       Name:   Kevin M. Kelly
                                       Title:  President/Chief Executive Officer

                                  EXHIBIT INDEX

  EXHIBIT NO.              DESCRIPTION
  -----------              -----------
    99.1                   Press Release dated February 24 , 2004 regarding
                           financial information for Proginet Corporation for the quarter ended January 31, 2004.